SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 27, 2006

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	000-50230
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

1001 Nineteenth Street North

Arlington, VA 22209

(Address of principal executive offices) (Zip code)

(703) 312-9500

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 27, 2006, Friedman, Billings, Ramsey Group, Inc. ( the “Company”) issued a press release announcing its earnings for the quarter ended June 30, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

EXHIBIT

99.1	Friedman, Billings, Ramsey Group, Inc. Press Release dated July 27, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

July 28, 2006	By:	/s/ Kurt R. Harrington
Kurt R. Harrington Senior Vice President, Chief Financial Officer and Treasurer